EXHIBIT 10.28
CONFIDENTIAL TREATMENT
[***] Indicates that text has been omitted which is the subject of a confidential treatment request. This text has been separately filed with the SEC.
ADDENDUM THIRTEEN
TO THE
SOFTWARE LICENSE AGREEMENT
BETWEEN
DELL PRODUCTS LP
AND
COMMVAULT SYSTEMS, INC.
This Addendum Thirteen (the “Addendum”) to the Software License Agreement dated December 17, 2003 (the “Agreement”), is entered into by and between Dell Global BV (Singapore Branch) incorporated in The Netherlands with limited liability, operating through its Singapore branch on behalf of itself and the subsidiaries and affiliates of Dell Inc. (hereinafter “Dell”), and CommVault Systems, Inc., (hereinafter “CommVault”), a Delaware corporation having a principal place of business at 2 Crescent Place, Oceanport, New Jersey 07757 (hereinafter “Licensor”) and is effective as of the 31st day of July, 2009 (the “Effective Date”).
WHEREAS, the parties intend to amend the Rebate Percentage and the MDF Percentage set forth in Addendum Eleven;
NOW THEREFORE, in consideration of the mutual covenants and promises set forth herein and for other good and valuable consideration, the receipt of which both parties hereby acknowledge, Dell and CommVault agree as follows:
1. The quarterly Rebate Percentage (with the exception of [***]) shall be changed from [***] to [***], effective August 1, 2009. The quarterly Rebate Percentage for [***] shall be changed from [***] to [***], effective August 1, 2009.
2. The quarterly MDF Percentage shall be changed from [***] to [***], effective upon the start date of Dell’s fiscal third quarter, FY2010.
No other changes or modifications are intended by this Addendum. All other terms and conditions of the Agreement are in effect.
Any capitalized terms defined in this Addendum are specific to this Addendum only, and do not modify or change the meaning set forth in the Agreement. Unless expressly defined in this Addendum, the capitalized terms in this Addendum are as defined in the Agreement. The Agreement shall remain in full force and effect except as supplemented and amended herein.
Dell Confidential

CONFIDENTIAL TREATMENT
[***] Indicates that text has been omitted which is the subject of a confidential treatment request. This text has been separately filed with the SEC.
SIGNATURE PAGE
IN WITNESS WHEREOF, the parties have executed this Addendum by their duly authorized representatives effective as of the date first set forth above.

COMMVAULT SYSTEMS, INC.			DELL GLOBAL BV (SINGAPORE BRANCH)

By:	/s/ N. Robert Hammer		By:	/s/ John Naughton

	Name:	N. Robert Hammer		Name:	John Naughton
	Title:	President & CEO		Title:	Vice President, Consumer Quality, SDC
Date: August 12, 2009			Date: August 11, 2009
Dell Confidential

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